                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-31556) of Smith International, Inc. of our report dated December 11, 1991 on the Combined Financial Statements of M-I Drilling Fluids Company (a partnership, whose partnership interests were owned by Dresser Industries, Inc. and Halliburton Company) for the years ended October 31, 1991 and 1990 included in this Form 8-K.

/s/ PRICE WATERHOUSE

Price Waterhouse
May 13, 1994
Houston, Texas

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-69840) of Smith International, Inc. of our report dated December 11, 1991 on the Combined Financial Statements of M-I Drilling Fluids Company (a partnership, whose partnership interests were owned by Dresser Industries, Inc. and Halliburton Company) for the years ended October 31, 1991 and 1990 included in this Form 8-K.

/s/  PRICE WATERHOUSE

Price Waterhouse
May 13, 1994
Houston, Texas

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-69840) of Smith International, Inc. of our report dated April 26, 1994 on the Combined Financial Statements of M-I Drilling Fluids Company (a partnership, whose partnership interests were owned by Dresser Industries, Inc. and Halliburton Company) for the years ended October 31, 1992 and 1993 included in this Form 8-K.

/s/  PRICE WATERHOUSE

Price Waterhouse
May 13, 1994
Houston, Texas

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-31556) of Smith International, Inc. of our report dated April 26, 1994 on the Combined Financial Statements of M-I Drilling Fluids Company (a partnership, whose partnership interests were owned by Dresser Industries, Inc. and Halliburton Company) for the years ended October 31, 1992 and 1993 included in this Form 8-K.

/s/  PRICE WATERHOUSE

Price Waterhouse
May 13, 1994
Houston, Texas